Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
Fair Value of Financial Instruments
Authoritative guidance on fair value measurements defines fair value, establishes a framework for measuring fair value and stipulates the related disclosure requirements. The Company follows a three-level hierarchy, prioritizing and defining the types of inputs used to measure fair value.
Due to their highly liquid nature, the amount of the Company’s other financial instruments, including cash and cash equivalents, accounts and unbilled receivables, short term investments, accounts payable and accrued multi-client data library royalties, represent their approximate fair value.
The carrying amounts of the Company’s long-term debt as of December 31, 2015 and 2014 were $186.3 million and $190.6 million, respectively, compared to its fair values of $107.6 million and $162.6 million as of December 31, 2015 and 2014, respectively. The fair value of the long-term debt was calculated using Level 1 inputs, including an active market price.